                                                                   Exhibit 99.10



--------------------------------------------------------------------------------

                        CORRESPONDENT SERVICING AGREEMENT



                                     between




                        LEHMAN BROTHERS BANK, FSB, Owner




                   AURORA LOAN SERVICES INC., Master Servicer



                                       and



                        COLONIAL SAVINGS, F.A., Servicer



--------------------------------------------------------------------------------


              Residential Fixed and Adjustable Rate Mortgage Loans

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
                                                     ARTICLE I

                                                    DEFINITIONS



                                                     ARTICLE II

                                           POSSESSION OF MORTGAGE FILES;
                                      BOOKS AND RECORDS; DELIVERY OF DOCUMENTS

Section 2.01        Contract for Servicing; Maintenance of Servicing Files.......................................11
Section 2.02        Books and Records............................................................................11
Section 2.03        Commencement of Servicing Responsibilities...................................................12
Section 2.04        Delivery of Documents........................................................................12
Section 2.05        Record Title.................................................................................13


                                                    ARTICLE III

                                          REPRESENTATIONS AND WARRANTIES;
                                                REMEDIES AND BREACH

Section 3.01        Servicer Representations and Warranties......................................................14
Section 3.02        Remedies for Breach of Representations and Warranties........................................16


                                                     ARTICLE IV

                                   ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01        Servicer to Act as Servicer..................................................................17
Section 4.02        Liquidation of Mortgage Loans................................................................18
Section 4.03        Collection of Mortgage Loan Payments.........................................................19
Section 4.04        Establishment of and Deposits to Custodial Account...........................................20
Section 4.05        Permitted Withdrawals From Custodial Account.................................................21
Section 4.06        Establishment of and Deposits to Escrow Account..............................................22
Section 4.07        Permitted Withdrawals From Escrow Account....................................................23
Section 4.08        Payment of Taxes, Insurance and Other Charges................................................24
Section 4.09        Protection of Accounts.......................................................................24
Section 4.10        Maintenance of Hazard Insurance..............................................................25
Section 4.11        Maintenance of Mortgage Impairment Insurance.................................................26
Section 4.12        Maintenance of Fidelity Bond and Errors and Omissions Insurance..............................27
Section 4.13        Inspections..................................................................................27
Section 4.14        Restoration of Mortgaged Property............................................................28
Section 4.15        Servicing and Administration of Mortgage Insurance Policies..................................28
Section 4.16        Title, Management and Disposition of REO Property............................................30
Section 4.17        Real Estate Owned Reports....................................................................31
Section 4.18        Liquidation Reports..........................................................................31
Section 4.19        Notification of Adjustments..................................................................31
Section 4.20        Reports of Foreclosures and Abandonments of Mortgaged Property...............................32
Section 4.21.       MERS.........................................................................................32
Section 4.22        Waiver of Prepayment Charges.................................................................32
Section 4.23.       Compliance With REMIC Provisions.............................................................33

                                                     ARTICLE V

                                               PAYMENTS TO THE OWNER

Section 5.01        Remittances..................................................................................33
Section 5.02        Statements to Master Servicer................................................................35
Section 5.03        Monthly Advances by Servicer.................................................................35
Section 5.04        Failure to Provide Timely Reports............................................................36
Section 5.05        Credit Reporting.............................................................................36


                                                     ARTICLE VI

                                            GENERAL SERVICING PROCEDURES

Section 6.01        Transfers of Mortgaged Property..............................................................36
Section 6.02        Satisfaction of Mortgages and Release of Mortgage Files......................................37
Section 6.03        Servicing Compensation.......................................................................38
Section 6.04        Annual Statement as to Compliance............................................................38
Section 6.05        Annual Independent Public Accountants' Servicing Report......................................38
Section 6.06        Right to Examine Servicer Records............................................................39


                                                    ARTICLE VII

                                          RECONSTITUTION; MASTER SERVICER

Section 7.01        Reconstitution...............................................................................39
Section 7.02        Master Servicer; Servicer's Guide............................................................40


                                                    ARTICLE VIII

                                               SERVICER TO COOPERATE

Section 8.01        Provision of Information.....................................................................42
Section 8.02        Financial Statements; Servicing Facility.....................................................42


                                                     ARTICLE IX

                                                    THE SERVICER

Section 9.01        Indemnification; Third Party Claims..........................................................43
Section 9.02        Merger or Consolidation of the Servicer......................................................43
Section 9.03        Limitation on Liability of Servicer and Others...............................................43
Section 9.04        Limitation on Resignation and Assignment by Servicer.........................................44
Section 9.05        Indemnification with Respect to Certain Taxes and Loss of REMIC Status.......................44

                                                     ARTICLE X

                                                      DEFAULT

Section 10.01       Events of Default............................................................................45
Section 10.02       Waiver of Defaults...........................................................................47
Section 10.03.      Survival of Obligations and Liabilities of the Servicer......................................47


                                                     ARTICLE XI

                                                    TERMINATION

Section 11.01       Termination..................................................................................47
Section 11.02       Termination Without Cause....................................................................48


                                                    ARTICLE XII

                                              MISCELLANEOUS PROVISIONS

Section 12.01       Successor to Servicer........................................................................48
Section 12.02       Amendment....................................................................................50
Section 12.03       Governing Law................................................................................50
Section 12.04       Duration of Agreement........................................................................50
Section 12.05       Notices......................................................................................50
Section 12.06       Severability of Provisions...................................................................50
Section 12.07       Relationship of Parties......................................................................51
Section 12.08       Execution; Successors and Assigns............................................................51
Section 12.09       Recordation of Assignments of Mortgage.......................................................51
Section 12.10       Assignment by Owner..........................................................................51
Section 12.11       No Personal Solicitation.....................................................................52
Section 12.12       Protection of Confidential Information.......................................................52
Section 12.13       Further Agreements...........................................................................52
Section 12.14       Counterparts.................................................................................52
Section 12.15       Exhibits.....................................................................................52
Section 12.16       General Interpretive Principles..............................................................52

                                    EXHIBITS

EXHIBIT A-1                FORM OF CUSTODIAL ACCOUNT
                           CERTIFICATION
EXHIBIT A-2                FORM OF CUSTODIAL ACCOUNT
                           LETTER AGREEMENT
EXHIBIT B-1                FORM OF ESCROW ACCOUNT CERTIFICATION
EXHIBIT B-2                FORM OF ESCROW ACCOUNT
                           LETTER AGREEMENT
EXHIBIT C-1                FORM OF MONTHLY REMITTANCE ADVICE
EXHIBIT C-2                FORM OF MONTHLY DELINQUENT LOAN REPORT
EXHIBIT D                  FORM OF OFFICER'S CERTIFICATE
EXHIBIT E                  FORM OF OPINION OF COUNSEL
EXHIBIT F                  FORM OF TRANSFER NOTICE
EXHIBIT G                  FORM OF REQUEST FOR RELEASE
EXHIBIT H                  AUTHORIZED REPRESENTATIVES OF THE SERVICER

                  This Correspondent Servicing Agreement, dated as of June 26, 2002 (this "Agreement"), is entered into among LEHMAN BROTHERS BANK, FSB, a federal savings bank, as owner (in such capacity, the "Owner"), AURORA LOAN SERVICES INC., a Delaware corporation, as master servicer (in such capacity, the "Master Servicer") and COLONIAL SAVINGS, F.A., as servicer (the "Servicer").

                              W I T N E S S E T H:

                  WHEREAS, the Servicer, pursuant to the Loan Purchase Agreement by and between the Owner and the Servicer, dated as of the date hereof (the "Loan Purchase Agreement"), from time to time sells to the Owner certain adjustable and/or fixed rate residential mortgage loans on a servicing retained basis;

                  WHEREAS, the Servicer and the Owner desire to set forth the terms and conditions of the servicing responsibilities of the Servicer with respect to all loans transferred from the Servicer to the Owner pursuant to the Loan Purchase Agreement (each a "Mortgage Loan" and collectively, the "Mortgage Loans");

                  WHEREAS, the Master Servicer shall serve as a master servicer on behalf of the Owner with respect to the Mortgage Loans to supervise, manage and coordinate the servicing activities of the Servicer hereunder; and

                  WHEREAS, the Owner may sell, transfer and assign some or all of the Mortgage Loans from time to time (a) to Fannie Mae under its Cash Purchase Program or MBS SWAP Program (Special Servicing Option); or (b) to Freddie Mac under its Freddie Mac Cash Program or Gold PC Program; or (c) to one or more third party purchasers in one or more whole loan pools; or (d) directly or indirectly, to certain trusts to be formed as part of publicly-issued or privately placed, rated or unrated, mortgage pass-through transactions, in any or all cases (subject to the terms of this Agreement) retaining the Servicer to service the Mortgage Loans;

                  NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Owner and the Servicer agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage servicing institutions that service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, but without regard to: (i) any relationship that the Servicer or any affiliate of the Servicer may have with the related Mortgagor; (ii) the Servicer's obligation to make Monthly Advances or Servicing Advances; or (iii) the servicer's right to receive compensation for its services hereunder with respect to any particular transaction.

                  Agency Transfer: The sale or transfer by Owner of some or all of the Mortgage Loans to Fannie Mae under its Cash Purchase Program or its MBS Swap Program (Special Servicing Option) or to Freddie Mac under its Freddie Mac Cash Program or Gold PC Program, retaining the Servicer as "servicer thereunder".

                  Agreement: This Correspondent Servicing Agreement and all amendments hereof and supplements hereto.

                  Appraised Value: The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

                  Appropriate Federal Banking Agency: Appropriate Federal Banking Agency shall have the meaning ascribed to such term by Section 1813(q) of Title 12 of the United States Code, as amended from time to time.

                  ARM Mortgage Loan: A Mortgage Loan pursuant to which the interest rate shall be adjusted from time to time in accordance with the related Mortgage Note.

                  Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Owner or, in the case of a MERS Mortgage Loan, a confirmed electronic transmission to MERS, identifying a transfer of ownership of the related Mortgage to the Owner or its designee.

                  Best's: The meaning ascribed thereto in Section 4.10.

                  BIF: The Bank Insurance Fund, or any successor thereto.

                  Breach: The meaning ascribed thereto in Section 3.02.

                  Business Day: Any day other than (i) a Saturday or Sunday, or
(ii) a day on which banking and savings and loan institutions in the State of New York and the states in which the principal servicing offices of the Servicer and the Master Servicer are located are authorized or obligated by law or executive order to be closed.

                  Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

                  Commencement Date: With respect to each Mortgage Loan, the Purchase Date (as such term is defined in the Loan Purchase Agreement) related to such Mortgage Loan.

                  Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

                  Custodial Account: The separate account or accounts created and maintained pursuant to Section 4.04.

                  Custodian: The entity designated by the Owner from time to time to hold some or all original Mortgage Loan Documents on behalf of the Owner of the related Mortgage Loan.

                  Cut-Off Date: With respect to any Mortgage Loan included in a Reconstitution, the cut-off date applicable to such Reconstitution, as set forth in the related Transfer Notice.

                  Delinquent Mortgage Loan: The meaning ascribed thereto in
Section 11.02.

                  Determination Date: The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Remittance Date.

                  Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace. With respect to any Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the month of the actual Due Date.

                  Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

                  Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                     (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; and

                     (ii) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated "P-1" by Moody's Investors Service, Inc. and the long-term debt obligations of such holding company) are rated "P-1" by Moody's Investors Service, Inc. and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated at least "Aa" by Moody's Investors Service, Inc.;

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

                  Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Servicer pursuant to Section 4.12.

                  Escrow Account: The separate account or accounts created and maintained pursuant to Section 4.06.

                  Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

                  Event of Default: Any one of the conditions or circumstances enumerated in Section 10.01.

                  Fannie Mae: Fannie Mae, or any successor thereto.

                  Fannie Mae Guides: The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide and all amendments or additions thereto.

                  FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

                  FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

                  Fidelity Bond: A fidelity bond to be maintained by the Servicer pursuant to Section 4.12.

                  Freddie Mac: The Federal Home Loan Mortgage Corporation, or any successor thereto.

                  Initial Owner: Lehman Brothers Bank, FSB.

                  Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

                  Insured Amount: The meaning ascribed thereto in Section 4.09.

                  Insured Depository Institution: Insured Depository Institution shall have the meaning ascribed to such term by Section 1813(c)(2) of Title 12 of the United States Code, as amended from time to time.

                  Interest Rate Adjustment Date: With respect to an ARM Mortgage Loan, the date on which an adjustment to the Mortgage Interest Rate on a Mortgage Note becomes effective.

                  Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan, including any amounts remaining in the related Escrow Account.

                  Loan Purchase Agreement: The Loan Purchase Agreement described in the Recitals to this Agreement, which Loan Purchase Agreement incorporates the terms of the Aurora Loan Services Seller Guide, as the same may be amended from time to time.

                  Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio of the Stated Principal Balance of the Mortgage Loan as of the Commencement Date (unless otherwise indicated) to the lesser of (a) the Appraised Value of the Mortgaged Property and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property, expressed as a percentage.

                  LPMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer pursuant to which the related premium is to be paid by the Servicer of the related Mortgage Loan from payments of interest made by the Mortgagor.

                  Master Servicer: Aurora Loan Services Inc., in its capacity as master servicer hereunder, or its successors in interest or assigns in such capacity or its successor as Master Servicer under this Agreement or any Reconstitution Agreement, or such other master servicer as may be designated in a Transfer Notice.

                  MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

                  MERS Eligible Mortgage Loan: Any Mortgage Loan that under applicable law and investor requirements is recordable in the name of MERS in the jurisdiction in which the related Mortgaged Property is located.

                  MERS Mortgage Loan: Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note.

                  Monthly Advance: With respect to each Mortgage Loan, the portion of Monthly Payment delinquent at the close of business on the Determination Date and required to be advanced by the Servicer pursuant to
Section 5.03 on the Business Day immediately preceding the Remittance Date of the related month.

                  Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

                  Mortgage: The mortgage, deed of trust, deed to secure debt or other instrument securing a Mortgage Note, which creates a lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

                  Mortgage File: The items pertaining to a particular Mortgage Loan held by the Custodian, and any additional documents required to be delivered to the Custodian pursuant to this Agreement.

                  Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 4.11.

                  Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note, in the case of an ARM Mortgage Loan, as adjusted from time to time in accordance with the provisions of the Mortgage Note, as the same may reduced by the applications of the Relief Act.

                  Mortgage Loan: An individual mortgage loan that is the subject of this Agreement and as defined in the Recitals to this Agreement, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

                  Mortgage Loan Documents: The documents delivered in respect of a Mortgage Loan in accordance with the Loan Purchase Agreement.

                  Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Owner, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee Rate.

                  Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

                  Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

                  Mortgagor: The obligor on a Mortgage Note.

                  Non-MERS Eligible Mortgage Loan: Any Mortgage Loan other than a MERS Eligible Mortgage Loan.

                  Non-MERS Mortgage Loan: Any Mortgage Loan other than a MERS Mortgage Loan.

                  Notice of Sale: The meaning ascribed thereto in Section 4.16.

                  Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Owner as required by this Agreement.

                  Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, reasonably acceptable to the Owner, provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel who (i) is in fact independent of the Servicer and any master servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Servicer or any master servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Servicer or any master servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

                  Owner: With respect to any Mortgage Loan, Lehman Brothers Bank, FSB or its successor in interest or any successor owner of the related Mortgage Loan as herein provided.

                  Pass-Through Transfer: The sale or transfer of some or all of the Mortgage Loans to a trust to be formed as part of a publicly-issued and/or privately placed, rated or unrated, mortgage pass-through transaction, retaining the Servicer as "servicer" (with or without a master servicer) thereunder.

                  Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

                  PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement or in connection with a Reconstitution with respect to certain Mortgage Loans, whether acquired by the Mortgagor, the Servicer, the lender, the Owner or any Reconstitution Party.

                  Prepayment Charge: Any prepayment or yield maintenance fees, penalties or charges to be paid by the Mortgagor in connection with a Principal Prepayment on a Mortgage Loan.

                  Prepayment Interest Shortfall Amount: With respect to any Remittance Date and any Mortgage Loan that was subject to a Principal Prepayment in full or in part during the related Principal Prepayment Period, the difference between (i) one full month's interest at the applicable Mortgage Loan Remittance Rate on the outstanding principal balance of such Mortgage Loan immediately prior to such Principal Prepayment and (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.

                  Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in the "Money Rates" section of The Wall Street Journal.

                  Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Charge, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  Principal Prepayment Period: The month preceding the month in which the related Remittance Date occurs.

                  Qualified Depository: A depository the accounts of which are insured by the FDIC through the BIF or the SAIF and the debt obligations of which are rated AA or better by Standard & Poor's, a division of the McGraw-Hill Companies.

                  Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

                  Rating Agency: Any of Fitch, Inc., Moody's Investors Service, Inc., or Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, or their respective successors designated by the Owner.

                  Reconstituted Mortgage Loan: Any Mortgage Loan that has been transferred by the initial Owner hereunder in connection with a Reconstitution.

                  Reconstitution: Any Agency Transfer, Pass-Through Transfer or Whole Loan Transfer.

                  Reconstitution Party or Reconstitution Parties: Any and all of Fannie Mae, Freddie Mac, trustee, trust fund, master servicer, depositor, issuer, securities administrator, any certificateholders or bondholders, credit risk manager, guarantor, insurer, or third party purchaser, as the case may be, and the Owner, that are related to a Reconstitution.

                  Record Date: The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

                  Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                  REIT: A "real estate investment trust" within the meaning of
Section 856 of the Code.

                  REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  REMIC Documents: The document or documents creating and governing the administration of a REMIC.

                  REMIC Eligible Mortgage Loan: A Mortgage Loan held by a REMIC which satisfies and/or complies with all applicable REMIC Provisions.

                  REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 86OG of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

                  Remittance Date: The 18th day (or if such 18th day is not a Business Day, the Business Day immediately preceding such day) of any month, beginning with the 18th day (or if such 18th day is not a Business Day, the Business Day immediately preceding such day) of the month following the first Commencement Date hereunder.

                  Reporting Date: The fifth Business Day of any month, beginning with the fifth Business Day of the month following the first Commencement Date hereunder.

                  REO Disposition: The final sale by the Servicer of any REO Property.

                  REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 4.16.

                  REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Owner through foreclosure or by deed in lieu of foreclosure, as described in Section 4.16.

                  Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the Stated Principal Balance of the Mortgage Loan plus (ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the date on which interest has last been paid and distributed to the Owner to the date of repurchase, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase.

                  SAIF: The Savings Association Insurance Fund, or any successor thereto.

                  Securities Act of 1933 or the 1933 Act: The Securities Act of 1933, as amended.

                  Servicer: COLONIAL SAVINGS, F.A., or its successor in interest or assigns, or any successor to the Servicer under this Agreement appointed as herein provided.

                  Servicer Employees: The meaning ascribed thereto in Section 4.12.

                  Servicer's Guide: The meaning ascribed thereto in Section
7.02.

                  Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses other than Monthly Advances (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property,
(b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any REO Property and (d) compliance with the obligations under Section 4.08.

                  Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Owner shall pay to the Servicer, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Owner to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of such Monthly Payment collected by the Servicer, or as otherwise provided under Section 4.05.

                  Servicing Fee Rate: For each Mortgage Loan, the Servicing Fee Rate specified in the related Purchase Advice provided at the time the Owner has approved the purchase of such Mortgage Loan.

                  Servicing File: With respect to each Mortgage Loan, the file retained by the Servicer containing all documents in Servicer's possession or control, whether on hard copy, computer record, microfiche or any other format, evidencing and pertaining to a particular Mortgage Loan and relating to the processing, origination, servicing, collection, payment and foreclosure of such Mortgage Loan or the bankruptcy of the related Mortgagor, including (i) copies of the Mortgage Loan Documents delivered to the Custodian pursuant to Section
2.04 to the extent customarily included by mortgage loan servicers in their servicing files, and (ii) any servicing documentation which relates to such Mortgage Loan of the type customarily included by mortgage loan servicers in their servicing files.

                  Stated Principal Balance: As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the Commencement Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Owner with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

                  Transfer Notice: A notice in the form attached hereto as Exhibit F, notifying the Servicer of a Reconstitution, identifying the related Mortgage Loans and specifying certain terms applicable to such Reconstitution.

                  Well Capitalized: Well Capitalized shall mean, with respect to any Insured Depository Institution, the maintenance by such Insured Depository Institution of capital ratios at or above the required minimum levels for such capital category under the regulations promulgated pursuant to Section 1831(o) of the United States Code, as amended from time to time, by the Appropriate Federal Banking Agency for such institution, as such regulation may be amended from time to time.

                  Whole Loan Transfer: The sale or transfer of some or all of the Mortgage Loans to a third party purchaser in a whole loan transaction pursuant to a seller's warranties and servicing agreement or a participation and servicing agreement, retaining the Servicer as "servicer" thereunder.

                                   ARTICLE II

                          POSSESSION OF MORTGAGE FILES;
                    BOOKS AND RECORDS; DELIVERY OF DOCUMENTS

                  Section 2.01 Contract for Servicing; Maintenance of Servicing
                               Files.

                  The Owner does hereby contract with the Servicer, subject to the terms of this Agreement for the servicing of the Mortgage Loans. In respect of all Mortgage Loans sold to the Owner pursuant to the Loan Purchase Agreement, the Servicer shall maintain a Servicing File, available for inspection by the Owner, consisting of a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Custodian, as well as all other documents and records related to each Mortgage Loan. The possession of each Servicing File by the Servicer is at the will of the Owner for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only. Upon the sale of each Mortgage Loan pursuant to the Loan Purchase Agreement the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Owner, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall vest immediately in the Owner and shall be retained and maintained by the Servicer, in trust, at the will of the Owner and only in such custodial capacity. Each Servicing File shall be segregated from the other books and records of the Servicer and shall be marked appropriately to reflect clearly the sale of the related Mortgage Loan to the Owner. The Servicer shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Owner, unless such release is required as incidental to the Servicer's servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan pursuant to
Section 6.02.

                  Section 2.02 Books and Records.

                  From and after the sale of any Mortgage Loans to the Owner all rights arising out of such Mortgage Loan including but not limited to all funds received on or in connection with such Mortgage Loan, shall be received and held by the Servicer in trust for the benefit of the Owner as owner of the Mortgage Loans, and subject to the following paragraph, the Servicer (or MERS) shall retain record title to the related Mortgages for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

                  The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Owner. In particular, the Servicer shall maintain in its possession, available for inspection by the Owner, or its designee and shall deliver to the Owner upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Servicer complies with the requirements of the Fannie Mae Selling and Servicing Guide, as amended from time to time.

                  This Agreement continuously, from the time of its execution, shall be an official record of the Servicer and Servicer will maintain a copy of this Agreement and each agreement related hereto in its official books and records. The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by any Owner or its designee the related Servicing File during the time the Owner retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

                  The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans. Upon receipt of notice of any transfer of a Mortgage Loan, the Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Owner from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

                  Section 2.03 Commencement of Servicing Responsibilities.

                  In accordance with the terms and conditions set forth in this Agreement, the Servicer shall service the Mortgage Loans for and on behalf of the Owner from and after the Commencement Date for each Mortgage Loan. By selling each Mortgage Loan to the Purchaser under the Loan Purchase Agreement, the Servicer shall be deemed to agree to service the related Mortgage Loans for and on behalf of the Owner in accordance with the terms and conditions set forth in this Agreement and in such confirmation. Effective upon the Commencement Date for each Mortgage Loan, the Owner hereby appoints the Servicer to perform, and the Servicer hereby assumes and accepts such appointment for, all servicing responsibilities for the Mortgage Loans.

                  On or prior to the initial Commencement Date hereunder, the Servicer shall provide to the Owner: (i) an Officer's Certificate of the Servicer, in the form of Exhibit E hereto, including all attachments thereto, and (ii) an opinion of counsel to the Servicer in the form of Exhibit F hereto.

                  Section 2.04 Delivery of Documents.

                  The Servicer, as the Seller under the Loan Purchase Agreement, shall deliver to the Owner or its designee all Mortgage Loan Documents required to be delivered pursuant to the Loan Purchase Agreement. Except for documents required to be delivered directly to the Owner pursuant to the Loan Purchase Agreement, the Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within one week of their execution, provided, however, that the Servicer shall provide the Custodian with a certified true copy of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty (60) days of its submission for recordation.

                  Upon becoming aware of the payment in full of any Mortgage Loan, the Servicer shall request the Custodian, on the request for release substantially in the form annexed hereto as Exhibit G (or such other form as may be provided to the Servicer from time to time), to deliver to the Servicer the related Mortgage File. Each individual designated as an authorized representative of the Servicer (an "Authorized Representative") on Exhibit H hereto, is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Servicing Agreement on behalf of the Servicer and the specimen signature for each such Authorized Representative of the Servicer initially authorized hereunder is set forth on Exhibits H. From time to time, the Servicer may, by delivering to the Master Servicer and the Custodian a revised exhibit, change the information previously given pursuant to this Section, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

                  Section 2.05 Record Title.

                  Within thirty days after each Commencement Date (except to the extent delays are caused by the applicable recording office), the Servicer, at the Servicer's expense, shall cause the Mortgage or Assignment of Mortgage, as applicable, with respect to each MERS Eligible Mortgage Loan, to be properly recorded in the name of MERS in the public recording office in the applicable jurisdiction, or shall ascertain that such have previously been so recorded and the Servicer shall take such actions as are necessary to cause the Owner to be clearly identified as the owner of each MERS Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. In connection with any Reconstitution, the Servicer, at the direction of the Owner or the Master Servicer, shall take such actions as are necessary to cause any new Owner identified in a Transfer Notice to be clearly identified as the owner of each MERS Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

                  An Assignment of Mortgage in favor of the Owner or such Person as the Owner may designate shall be recorded as to each Non-MERS Mortgage Loan unless instructions to the contrary are delivered to the Servicer in writing by the Master Servicer. Subject to the preceding sentence, as soon as practicable after the Master Servicer instructs the Servicer to record Assignments of Mortgage (but in no event more than 30 days thereafter except to the extent delays are caused by the applicable recording office), the Servicer, at the Servicer's expense, shall cause to be properly recorded in each public recording office where such Non-MERS Eligible Mortgage Loans are recorded each Assignment of Mortgage.

                  In connection with each Reconstitution, the Servicer, at the expense of the Owner and at the direction of the Owner or the Master Servicer, shall cause an Assignment of Mortgage as to each Non-MERS Mortgage Loan in favor of the new Owner identified in a Transfer Notice to be prepared and properly recorded in each public recording office where such Non-MERS Mortgage Loans are recorded as soon as practicable after the related Effective Date (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable recording office). The Servicer shall track such Assignments of Mortgage to ensure they have been recorded. Additionally, the Servicer shall prepare and execute, at the direction of the Owner or the Master Servicer, any note endorsements relating to any of the Non-MERS Mortgage Loans. The Servicer shall be entitled to be reimbursed by the Owner or its designee, on behalf of the Depositor, its out-of-pocket costs for the preparation and recordation of the Assignments of Mortgage under this paragraph. After the expenses of such recording costs shall have been paid by the Servicer, the Servicer shall submit to the Master Servicer a reasonably detailed invoice for reimbursement of recording costs incurred hereunder.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES AND BREACH

                  Section 3.01 Servicer Representations and Warranties.

                  The Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby represents and warrants to the Owner that as of each Commencement Date:

                  (a) Due Organization and Authority. The Servicer is duly organized, validly existing and in good standing under the laws of the United States or the jurisdiction of its formation, as applicable, and has and shall continue to maintain all licenses necessary to carry on its business as now being conducted and is and will continue to be licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is and will continue to be in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Servicer has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

                  (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

                  (c) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans and the servicing responsibilities by the Servicer, or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's charter or by-laws or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Servicer to service the Mortgage Loans, or impair the value of the Mortgage Loans;

                  (d) Ability to Service. The Servicer is an approved servicer of residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is in good standing to service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

                  (e) Reasonable Servicing Fee. The Servicer acknowledges and agrees that the Servicing Fee, as calculated at the Servicing Fee Rate, represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

                  (f) Ability to Perform. The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Servicer is solvent and the sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Servicer's creditors;

                  (g) No Litigation Pending. There is no action, suit, proceeding or investigation pending or threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

                  (h) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or if required, such approval has been obtained prior to the Commencement Date;

                  (i) No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not materially misleading;

                  (j) Financial Statements. The Servicer has delivered to the Owner financial statements as to its last three complete fiscal years and any later quarter ended more than 60 days prior to the execution of this Agreement. All such financial statements fairly present the pertinent results of operations and changes in financial position at the end of each such period of the Servicer and its subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no change in the business, operations, financial condition, properties or assets of the Servicer since the date of the Servicer's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement. The Servicer has completed any forms requested by the Owner in a timely manner and in accordance with the provided instructions;

                  (k) No Brokers' Fees. The Servicer has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans; and

                  (l) Insured Depository Institution Representations. If the Servicer is an Insured Depository Institution, the Servicer makes the following additional representations and warranties:

                     (i) This Agreement between the Owner and the Servicer conforms to all applicable statutory and regulatory requirements; and

                     (ii) This Agreement is (1) executed contemporaneously with the Loan Purchase Agreement, (2) approved by a specific corporate or banking association resolution by the Servicer's board of directors, which approval shall be reflected in the minutes of said board, and (3) an official record of the Servicer. A copy of such resolution, certified by a vice president or higher officer of the Servicer has been provided to the Owner.

                  Section 3.02 Remedies for Breach of Representations and
                               Warranties.

                  It is understood and agreed that the representations and warranties set forth in Section 3.01 shall survive the engagement of the Servicer to perform the servicing responsibilities as of each Commencement Date and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Owner. Upon discovery by either the Servicer or the Owner of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Owner (in the case of any of the foregoing, a "Breach"), the party discovering such Breach shall give prompt written notice to the other.

                  Within sixty (60) days of the earlier of either discovery by or notice to the Servicer of any Breach of a representation or warranty, the Servicer shall use its best efforts promptly to cure such Breach in all material respects and, if such Breach cannot be cured, the Servicer shall, at the Owner's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor servicer, subject to the approval of the Owner, which approval shall be in the Owner's sole discretion. Such assignment shall be in accordance with Section 12.01.

                  In addition, the Servicer shall indemnify the Owner, the Master Servicer and each Reconstitution Party and hold each of them harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a Breach of the Servicer representations and warranties contained in this Agreement.

                  Any cause of action against the Servicer relating to or arising out of the Breach of any representations and warranties made in Section
3.01 shall accrue as to any Mortgage Loan upon (i) discovery of such Breach by the Owner or the Master Servicer or notice thereof by the Servicer to the Owner or the Master Servicer, (ii) failure by the Servicer to cure such Breach as specified above, and (iii) demand upon the Servicer by the Owner or the Master Servicer for compliance with this Agreement.


                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

                  Section 4.01 Servicer to Act as Servicer.

                  From and after each Commencement Date, the Servicer, as an independent contractor, shall service and administer the related Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices; provided that the Servicer shall not take any action that is inconsistent with or prejudices the rights and interests of the Owner in any Mortgage Loan or under this Agreement.

                  The Servicer shall not make any future advances with respect to a Mortgage Loan and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent and the Servicer has obtained the prior written consent of the Master Servicer) the Servicer shall not permit any modification of any material term of any Mortgage Loan including any modifications that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. Except with the written permission of the Master Servicer, no modification, recast, extension, or capitalization of delinquent payments of a Mortgage Loan shall be permitted. Where applicable, the Servicer must satisfy all requirements under the applicable PMI Policy and/or any applicable LPMI Policy regarding the relief granted with respect to a delinquent Mortgage Loan, including, without limitation, securing the prior written consent of the respective Qualified Insurer regarding any change in any term of such Mortgage Loan, the release of the related Mortgagor from any liability related to such Mortgage Loan, or the release of any portion of, or interest in, the Mortgaged Property from the lien of the related Mortgage. In the event of any modification permitted hereunder which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 5.03, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 5.03. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Owner shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

                  Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, but in no event later than the Reporting Date in the month following the date of execution of such instrument, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension.

                  In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Owner's reliance on the Servicer.

                  Section 4.02 Liquidation of Mortgage Loans.

                  In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as (1) the Servicer would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the Servicer shall determine prudently to be in the best interest of the Owner, and (4) is consistent with any related PMI Policy or LPMI Policy. In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 4.01 and remains delinquent for a period of ninety
(90) days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period, the Servicer shall commence foreclosure proceedings, provided that, prior to commencing foreclosure proceedings, the Servicer shall notify the Master Servicer in writing of the Servicer's intention to do so, and the Servicer shall not commence foreclosure proceedings if the Master Servicer objects to such action within 10 Business Days of receiving such notice. In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Owner after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 4.05) or through Insurance Proceeds (respecting which it shall have similar priority).

                  Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner or the Master Servicer otherwise requests an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector, the Servicer shall cause such an environmental inspection or review to be made by a qualified inspector. Upon completion of the inspection, the Servicer shall promptly provide the Owner with a written report of the environmental inspection.

                  After reviewing the environmental inspection report, the Master Servicer shall determine how the Servicer shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Master Servicer directs the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.05 hereof. In the event the Master Servicer directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 4.05 hereof.

                  Section 4.03 Collection of Mortgage Loan Payments.

                  Continuously from the related Commencement Date until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

                  Section 4.04 Establishment of and Deposits to Custodial
                               Account.

                  The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain two (2) separate Custodial Accounts, each in the form of time deposit or demand accounts, one account for funds collected and relating to Reconstituted Mortgage Loans and one for funds collected and relating to all Mortgage Loans that are not subject to a Reconstitution. The Custodial Account relating to all Mortgage Loans that are not then subject to a Reconstitution shall be titled "[Name of Servicer] in trust for the benefit of Aurora Loan Services Inc., as Master Servicer and the Owner of Residential Mortgage Loans". The Custodial Account relating to all Reconstituted Mortgage Loans shall be titled "[Name of Servicer] in trust for the benefit of Aurora Loan Services Inc., as Master Servicer and the various Owners of Residential Mortgage Loans." The Custodial Account shall be established with a Qualified Depository acceptable to the Owner. Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted under applicable law. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 4.05. The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit A-1 hereto, in the case of an account established with the Servicer, or by a letter agreement in the form of Exhibit A-2 hereto, in the case of an account held by a depository other than the Servicer. A copy of such certification or letter agreement shall be furnished to the Owner and, upon request, to any subsequent Owner.

                  The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the related Commencement Date with respect to the Mortgage Loans (including payments received by the Servicer prior to the related Commencement Date but allocable to a period subsequent thereto):

                     (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

                     (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

                     (iii) all Liquidation Proceeds;

                     (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 4.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with
         Section 4.14), Section 4.11 and Section 4.15;

                     (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14;

                     (vi) any amount required to be deposited in the Custodial Account pursuant to Section 4.01, 4.09, 4.19, 4.22, 5.03, 6.01 or 6.02;

                     (vii) with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, if any, for the month of distribution. Such deposit shall be made from the Servicer's own funds, without reimbursement therefor;

                     (viii) any amounts required to be deposited by the Servicer pursuant to Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy;

                     (ix) any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to Section 4.16; and

                     (x) any other amount required hereunder to be deposited by the Servicer in the Custodial Account.

                  The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Servicer into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05.

                  Section 4.05 Permitted Withdrawals From Custodial Account.

                  The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

                     (i) to make payments to the Owner in the amounts and in the manner provided for in Section 5.01;

                     (ii) to reimburse itself for Monthly Advances of the Servicer's funds made pursuant to Section 5.03, the Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Owner, except that, where the Servicer is required to repurchase a Mortgage Loan pursuant to Section 6.02, the Servicer's right to such reimbursement shall be subsequent to the payment to the Owner of the Repurchase Price pursuant to such section and all other amounts required to be paid to the Owner with respect to such Mortgage Loan;

                     (iii) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Owner except where the Servicer is required to repurchase a Mortgage Loan pursuant to Section 6.02, in which case the Servicer's right to such reimbursement shall be subsequent to the payment to the Owner of the Repurchase Price pursuant to such section and all other amounts required to be paid to the Owner with respect to such Mortgage Loan;

                     (iv) to pay itself interest earned on funds deposited in the Custodial Account;

                     (v) to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 9.01, but only to the extent such amounts are determined to be reimbursable by the Owner pursuant to
         Section 9.01;

                     (vi) with respect to each Mortgage Loan that is covered by an LPMI Policy, in the amount of the related premiums for the LPMI Policy (if applicable);

                     (vii) to clear and terminate the Custodial Account upon the termination of this Agreement; and

                     (viii) to withdraw funds deposited in error.

                  In connection with withdrawals pursuant to subclauses (ii) and
(iii) above, the Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan. The Servicer shall therefore keep and maintain a separate accounting for each Mortgage Loan it services for the purpose of justifying any withdrawal from the Collection Account it maintains pursuant to such subclause (ii), (iii), (iv) and (v).

                  In the event that the Custodial Account is interest bearing, on each Remittance Date, the Servicer shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 5.01, the Servicer is not obligated to remit on such Remittance Date. The Servicer may use such withdrawn funds only for the purposes described in this Section 4.05.

                  Section 4.06 Establishment of and Deposits to Escrow Account.

                  The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain two (2) separate Escrow Accounts, each in the form of time deposit or demand accounts, one account for Escrow Payments relating to Reconstituted Mortgage Loans and one for Escrow Payments relating to all Mortgage Loans that are not subject to a Reconstitution. The Escrow Account relating to all Mortgage Loans that are not then subject to a Reconstitution shall be titled "[Name of Servicer] in trust for the benefit of Aurora Loan Services Inc., as Master Servicer and the Owner of Residential Mortgage Loans and various Mortgagors". The Escrow Account relating to all Reconstituted Mortgage Loans shall be titled "[Name of Servicer] in trust for the benefit of Aurora Loan Services Inc., as Master Servicer and the various Owners of Residential Mortgage Loans and various Mortgagors." The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 4.07. The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit B-1 hereto, in the case of an account established with the Servicer, or by a letter agreement in the form of Exhibit B-2 hereto, in the case of an account held by a depository other than the Servicer. A copy of such certification shall be furnished to the Owner and, upon request, to any subsequent Owner.

                  The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

                     (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

                     (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

                  The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 4.07. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

                  Section 4.07 Permitted Withdrawals From Escrow Account.

                  Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

                     (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

                     (ii) to reimburse the Servicer for any Servicing Advances made by the Servicer pursuant to Section 4.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

                     (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

                     (iv) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

                     (v) for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in
         Section 4.14;

                     (vi) to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

                     (vii) to clear and terminate the Escrow Account on the termination of this Agreement; and

                     (viii) to withdraw funds deposited in error.

                  Section 4.08 Payment of Taxes, Insurance and Other Charges.

                  With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy and LPMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor at the time they first become due. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and the Servicer shall make advances from its own funds to effect such payments; provided, however, that the Servicer shall not be required to make an advance of its own funds for any such payments if such advance would, if made, be, in the Servicer's reasonable judgment, non-recoverable from future recoveries in respect of the Mortgage Loan or Mortgaged Property. The determination by the Servicer that any advance of funds is or would be non-recoverable shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer.

                  Section 4.09 Protection of Accounts.

                  The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Such transfer shall be made only upon obtaining the consent of the Owner and the Master Servicer, which consent shall not be withheld unreasonably.

                  The Servicer shall bear any expenses, losses or damages sustained by the Owner because the Custodial Account and/or the Escrow Account are not demand deposit accounts.

                  Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Servicer be invested in Eligible Investments; provided that in the event that amounts on deposit in the Custodial Account or the Escrow Account exceed the amount fully insured by the FDIC (the "Insured Amount") the Servicer shall be obligated to invest the excess amount over the Insured Amount in Eligible Investments on the same Business Day as such excess amount becomes present in the Custodial Account or the Escrow Account. Any such Eligible Investment shall mature no later than the Determination Date next following the date of such Eligible Investment, provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Servicer) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on such Remittance Date. Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Owner. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Servicer out of its own funds immediately as realized.

                  Section 4.10 Maintenance of Hazard Insurance.

                  The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer rated A:VI or better in the current Best's Key Rating Guide ("Best's") against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the replacement value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and
(b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

                  If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier rated A:VI or better in Best's in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf.

                  If a Mortgage is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and secure from the owner's association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

                  The Servicer shall cause to be maintained on each Mortgaged Property earthquake or such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Accepted Servicing Practices.

                  In the event that any Owner or the Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

                  All policies required hereunder shall name the Servicer as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

                  The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are rated A:VI or better in Best's and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

                  Pursuant to Section 4.04, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Servicer's normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

                  Section 4.11 Maintenance of Mortgage Impairment Insurance.

                  In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to
Section 4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10. Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to deposited from the Servicer's funds, without reimbursement therefor. Upon request of the Master Servicer, the Servicer shall cause to be delivered to the Master Servicer a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Master Servicer.

                  Section 4.12 Maintenance of Fidelity Bond and Errors and
                               Omissions Insurance.

                  The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by the Master Servicer in the Servicer's Guide, or, in the absence of such requirement, the corresponding amounts required by Fannie Mae in the Fannie Mae Mortgage-Backed Securities Selling and Servicing Guide and by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide. Upon the request of the Master Servicer, the Servicer shall cause to be delivered to the Master Servicer certificates evidencing that such policy and bond is in effect and shall furnish to the Master Servicer a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Master Servicer.

                  Section 4.13 Inspections.

                  The Servicer shall inspect the Mortgaged Property as often as deemed necessary by the Servicer to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than 60 days delinquent, the Servicer immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Servicer shall keep a written report of each such inspection.

                  Section 4.14 Restoration of Mortgaged Property.

                  The Servicer need not obtain the approval of the Owner prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices and in an amount not in excess of $5,000. At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

                     (i) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

                     (ii) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

                     (iii) the Servicer shall verify that the Mortgage Loan is not in default; and

                     (iv) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

                  If the Owner is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Owner.

                  Section 4.15 Servicing and Administration of Mortgage
                               Insurance Policies.

                  (a) With respect to each Mortgage Loan covered by a PMI Policy, the Servicer shall, without any cost to the Owner, maintain or cause the Mortgagor to maintain in full force and effect such PMI Policy and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis. In the event that such PMI Policy shall be terminated, the Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy. Subject to Accepted Servicing Practices and applicable law (including the Homeowner's Protection Act of 1998, as amended, and its implementing regulations), the Servicer may cancel a PMI Policy, provided all requirements of applicable law are met for the cancellation of such policy. If the insurer shall cease to be a Qualified Insurer, the Servicer shall determine whether recoveries under the PMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Servicer shall in no event have any responsibility or liability for any failure to recover under the PMI Policy for such reason. If the Servicer determines that recoveries are so jeopardized, it shall notify the Owner and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Servicer shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Servicer shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement PMI Policy as provided above.

                  (b) With respect to each Mortgage Loan which has an LPMI Policy, the Servicer shall maintain in full force and effect such LPMI Policy, and from time to time, withdraw the premium with respect to such Mortgage Loans from the Custodial Account in order to pay the premium thereon on a timely basis. In the event that the interest payments made with respect to the Mortgage Loan are less than the premium with respect to the LPMI Policy, the Servicer shall advance from its own funds the amount of any such shortfall in the LPMI Policy premiums, in payment of such premium. Any such advance shall be a Servicing Advance subject to reimbursement pursuant to the provisions on Section
4.05. In the event that such LPMI Policy shall be terminated, the Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated LPMI Policy, at substantially the same fee level. If the insurer shall cease to be a Qualified Insurer, the Servicer shall determine whether recoveries under the LPMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Servicer shall in no event have any responsibility or liability for any failure to recover under the LPMI Policy for such reason. If the Servicer determines that recoveries are so jeopardized, it shall notify the Master Servicer and obtain from another Qualified Insurer a replacement insurance policy. The Servicer shall not take any action which would result in noncoverage under any applicable LPMI Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Servicer shall promptly notify the insurer under the related LPMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such LPMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such LPMI Policy. If such LPMI Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement LPMI Policy as provided above.

                  (c) In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Owner, claims to the insurer under any PMI Policy or LPMI Policy in a timely fashion in accordance with the terms of such PMI Policy or LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy or LPMI Policy respecting a defaulted Mortgage Loan. Any amounts collected by the Servicer under any PMI Policy or LPMI Policy shall be deposited in the Custodial Account.

                  (d) The Owner, in its sole discretion, at any time, may (i) either obtain an additional PMI Policy on any Mortgage Loan which already has an PMI Policy in place, or (ii) obtain a PMI Policy for any Mortgage Loan which does not already have a PMI Policy in place. In any event, the Servicer agrees to administer such PMI Policies or LPMI Policies in accordance with this Agreement.

                  Section 4.16 Title, Management and Disposition of REO
                               Property.

                  In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Servicer or its designee (or MERS, as applicable) or such other Person as may be designated by the Master Servicer, or in the event the Servicer or its designee (or MERS, as applicable) is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the Owner.

                  The Servicer shall manage, conserve, protect and operate each REO Property for the Owner solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Owner.

                  The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (i) a REMIC, FASIT or REIT election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held and (ii) the Servicer determines, and gives an appropriate notice to the Master Servicer to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Master Servicer as to the progress being made in selling such REO Property. Notwithstanding anything herein to the contrary, the Servicer shall not be required to provide financing for the sale of any REO Property.

                  The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

                  Subject to the approval of the Master Servicer as described in this paragraph, the disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Owner. Prior to acceptance by the Servicer of an offer to sell any REO Property, the Servicer shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Servicer in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to Section 5.03, and on the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Owner.

                  With the prior consent of the Master Servicer, the Servicer shall withdraw from the Custodial Account funds necessary to reimburse the Servicer for costs and expenses approved by the Master Servicer and incurred by the Servicer in connection with the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10. The Servicer shall make monthly distributions on each Remittance Date to the Owner of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 4.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

                  Notwithstanding the foregoing, at any time and from time to time, the Owner may at its election terminate this Agreement with respect to one or more REO Properties as provided by Section 11.02.

                  Section 4.17 Real Estate Owned Reports.

                  Together with the statement furnished pursuant to Section 5.02, the Servicer shall furnish to the Master Servicer on or before the Reporting Date of each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Master Servicer or the Owner shall reasonably request.

                  Section 4.18 Liquidation Reports.

                  Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Master Servicer a liquidation report with respect to such Mortgaged Property.

                  Section 4.19 Notification of Adjustments.

                  With respect to each Mortgage Loan that is an ARM Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Interest Rate Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate adjustments. The Servicer shall promptly, upon written request therefor, deliver to the Owner such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer or the receipt of notice from the Owner that the Servicer has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Owner thereby.

                  Section 4.20 Reports of Foreclosures and Abandonments of
                               Mortgaged Property.

                  Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

                  Section 4.21. MERS.

                  In the case of each MERS Eligible Mortgage Loan, at the request of the Master Servicer, the Servicer shall record the Assignment of Mortgage into MERS and shall create MERS identification numbers relating to each Mortgage Loan in the manner required by MERS. The Servicer shall pay all MERS registration fees. As soon as practicable after the Master Servicer's request from time to time (but in no event more than 30 days thereafter with respect to each Mortgage Loan that was a MERS Mortgage Loan as of the Commencement Date, or 90 days thereafter with respect to each Mortgage Loan that was a MERS Eligible Mortgage Loan as of the Commencement Date), the Servicer shall take such actions as are necessary to cause the Owner or any successor Owner to be clearly identified as the owner of each MERS Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The Servicer shall maintain in good standing its membership in MERS. In addition, the Servicer shall comply with all rules, policies and procedures of MERS, including the Rules of Membership, as amended, and the MERS Procedures Manual, as amended. With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall promptly notify MERS as to any transfer of beneficial ownership or release of any security interest in such Mortgage Loans. The Servicer shall cooperate with the Owner, the Master Servicer and any successor owner or successor servicer to the extent necessary to ensure that any transfer of ownership or servicing is appropriately reflected on the MERS system.

                  Section 4.22 Waiver of Prepayment Charges.

                  Except as provided below, the Servicer or any designee of the Servicer shall not waive any Prepayment Charge with respect to any Mortgage Loan. If the Servicer or its designee fails to collect a Prepayment Charge at the time of the related prepayment of any Mortgage Loan subject to such Prepayment Charge, the Servicer shall pay to the Owner at such time (by deposit to the Custodial Account) an amount equal to the amount of the Prepayment Charge not collected. Notwithstanding the above, the Servicer or its designee may waive a Prepayment Charge without paying to the Owner the amount of such Prepayment Charge only if the related prepayment is not the result of a refinancing by the Servicer or its designee and such waiver (i) relates to a defaulted Mortgage Loan or a reasonably foreseeable default, such waiver is standard and customary in servicing similar mortgage loans to the Mortgage Loans, and such waiver, in the reasonable judgment of the Servicer, would maximize recovery of total proceeds from the Mortgage Loan, taking into account the amount of such Prepayment Charge and the related Mortgage Loan, or (ii) relates to a Prepayment Charge the collection of which, in the reasonable judgment of the Servicer, would be a violation of applicable laws.

                  Section 4.23. Compliance With REMIC Provisions

                  If a REMIC election has been made with respect to the arrangement under which any Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC, or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.


                                    ARTICLE V

                              PAYMENTS TO THE OWNER

                  Section 5.01 Remittances.

                  On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Owner (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Section 5.03, minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.04(vii), and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts.

                  With respect to any month in which the Servicer is servicing both Reconstituted Mortgage Loans and Mortgage Loans that have not been subject to a Reconstitution, the Servicer shall submit two (2) separate remittance wire transfers to the Master Servicer, one relating to Reconstituted Mortgage Loans and one relating to all Mortgage Loans that are not then subject to a Reconstitution.

                  All remittances required to be made to the Master Servicer relating to Reconstituted Mortgage Loans shall be made on a scheduled/scheduled basis to the following wire account or to such other account as may be specified by the Master Servicer from time to time:


                  JP Morgan Chase Bank
                  New York, New York
                  ABA# 021-000-021
                  Account Name: Aurora Loan Services Inc.
                  Master Servicing Payment Clearing Account
                  Account Number: 066-611059
                  Beneficiary: Aurora Loan Services Inc.
                  For further credit to: [Servicer Reference Number] Correspondent Reconstitution Account

                  All remittances required to be made to the Master Servicer relating to Mortgage Loans that are not then subject to a Reconstitution shall be made on a scheduled/scheduled basis to the following wire account or to such other account as may be specified by the Master Servicer from time to time:


                  JP Morgan Chase Bank
                  New York, New York
                  ABA# 021-000-021
                  Account Name: Aurora Loan Services Inc.
                  Master Servicing Payment Clearing Account
                  Account Number:  066-611059
                  Beneficiary: Aurora Loan Services Inc.
                  For further credit to: [Servicer Reference Number] Correspondent Whole Loan Account

                  With respect to any remittance received by the Owner after the second Business Day following the Business Day on which such payment was due, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus four percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

                  Section 5.02 Statements to Master Servicer.

                  Not later than the Reporting Date of each month, the Servicer shall furnish to the Master Servicer a monthly remittance advice, with a trial balance report attached thereto, in the form of Exhibit D-1 annexed hereto, together with a delinquency report in the form of Exhibit D-2 annexed hereto, in hard copy and electronic medium mutually acceptable to the parties as to the period ending on the Record Date in the preceding calendar month. Such monthly remittance advice shall also be accompanied with a supplemental report provided to the Master Servicer and any other party designated by the Master Servicer which includes on an aggregate basis for the previous Due Period (i) the amount of claims filed under PMI Policies and LPMI Policies, (ii) the amount of any claim payments made under PMI Policies and LPMI Policies, (iii) the amount of claims denied or curtailed under PMI Policies and LPMI Policies and (iv) PMI Policies canceled with respect to those Mortgage Loans covered by any PMI Policy purchased by the Owner.

                  With respect to any month in which the Servicer is servicing both Reconstituted Mortgage Loans and Mortgage Loans that have not been subject to a Reconstitution, the Servicer shall submit all information required hereunder in two (2) separate reports, one relating to Reconstituted Mortgage Loans and one relating to all Mortgage Loans that are not then subject to a Reconstitution.

                  Upon reasonable advance notice, the Servicer shall provide to any Owner that is a savings and loan association, a bank, an insurance company or other regulated or supervised entity reports and access to information and documentation regarding the Mortgage Loans and the transactions contemplated hereby sufficient to permit the Owner to comply with the applicable regulations of relevant regulatory or supervisory authorities with respect to its investment in the Mortgage Loans and the Owner's internal and third-party audit requirements.

                  The Servicer shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to any Owner pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide each Owner and the Master Servicer with such information concerning the Mortgage Loans as is necessary for such Owner to prepare its federal income tax return as any Owner or the Master Servicer may reasonably request from time to time.

                  Section 5.03 Monthly Advances by Servicer.

                  On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan. Notwithstanding the foregoing, the Servicer shall not be required to make a Monthly Advance with respect to a Mortgage Loan if such advance would, if made, be, in the Servicer's reasonable judgment, non-recoverable from future recoveries in respect of the Mortgage Loan or Mortgaged Property. The determination by the Servicer that any advance of funds is or would be non-recoverable shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer.

                  Section 5.04 Failure to Provide Timely Reports.

                  In the event the Services fails to provide any reports required hereunder to the Owner and Master Servicer accurately, completely and timely, in order to compensate the Master servicer for the additional administrative burden of processing such inaccurate, incomplete or untimely reports, and in addition to any other rights or remedies that the Owner or the Master Servicer may have, the Servicer shall pay the following fees to the Master Servicer.

                      1. For the first such failure, the amount of $1,000;

                      2. For the second such failure, the amount of $1,500; and

                      3. For the third such failure and each failure thereafter, the amount of $2,500;

                  Notwithstanding anything herein to the contrary, the fourth such failure in any successive twenty-four month period shall, at the option of the Master Servicer, constitute an Event of Default under this Agreement without any cure period available to the Servicer.

                  Section 5.05 Credit Reporting.

                  For each Mortgage Loan, in accordance with Accepted Servicing Practices, the Servicer will accurately and fully report its underlying borrower credit files to each of the following credit repositories or their successors:
Equifax Credit Information Services, Inc., Trans Union, LLC and Experian Information Solution, Inc., on a monthly basis in a timely manner.


                                   ARTICLE VI

                          GENERAL SERVICING PROCEDURES

                  Section 6.01 Transfers of Mortgaged Property.

                  The Servicer shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy or LPMI Policy, if any.

                  If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Servicer for entering into an assumption agreement, a portion of such fee, up to an amount equal to one-half of one percent (0.5%) of the outstanding principal balance of the related Mortgage Loan, will be retained by the Servicer as additional servicing compensation, and any portion thereof in excess of one-half of one percent (0.5%) shall be deposited in the Custodial Account for the benefit of the Owner. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

                  To the extent that any Mortgage Loan is assumable, the Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by Fannie Mae with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

                  Section 6.02 Satisfaction of Mortgages and Release of Mortgage
                               Files.

                  Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall notify the Owner and the Master Servicer in the Monthly Remittance Advice as provided in Section 5.02, and may request the release of any Mortgage Loan Documents.

                  If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any rights the Owner may have under the mortgage instruments, upon written demand of the Owner, the Servicer shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within two (2) Business Days of receipt of such demand by the Owner. The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.12 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

                  Section 6.03 Servicing Compensation.

                  As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amount of its Servicing Fee. The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid principal balance and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payment. The obligation of the Owner to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments collected by the Servicer.

                  Additional servicing compensation in the form of assumption fees, to the extent provided in Section 6.01, and late payment charges shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. Prepayment Charges shall be the property of the Owner and shall be deposited in the Custodial Account in accordance with Section 4.22. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

                  Section 6.04 Annual Statement as to Compliance.

                  The Servicer shall deliver to the Master Servicer, on or before March 31 each year beginning with March 31 of the year following the date of the execution and delivery of this Agreement, an Officer's Certificate, stating that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, (ii) the Servicer has complied fully with the provisions of Article II and Article IV, and (iii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

                  Section 6.05 Annual Independent Public Accountants' Servicing
                               Report.

                  On or before March 31st of each year beginning with March 31 of the year following the date of the execution and delivery of this Agreement, the Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Master Servicer to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain documents and records relating to the servicing of the Mortgage Loans and the Servicer's performance of its servicing obligations under this Agreement and that such firm is of the opinion that the provisions of Article II and
Article IV have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial; and
(ii) such other exceptions as shall be set forth in such statement.

                  Section 6.06 Right to Examine Servicer Records.

                  The Owner and the Master Servicer shall have the right to examine and audit any and all of the books, records, or other information of the Servicer, whether held by the Servicer or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans or the performance by the Servicer of its obligations hereunder, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice.

                  The Servicer shall provide to the Owner, the Master Servicer and any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction over the Owner or the Master Servicer, including without limitation the OTS, the FDIC and other similar entities, access to any documentation regarding the Mortgage Loans in the possession of the Servicer that is required by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours, at the offices of the Servicer and in accordance with any applicable regulations.


                                   ARTICLE VII

                         RECONSTITUTION; MASTER SERVICER

                  Section 7.01 Reconstitution.

                  The Owner and the Servicer agree that with respect to some or all of the Mortgage Loans, from time to time the Owner shall effect an Agency Transfer, a Pass-Through Transfer or a Whole Loan Transfer, in each case retaining the Servicer as the servicer thereof, or as applicable, the "seller/servicer". Any Mortgage Loans that have been transferred by the initial Owner pursuant to an Agency Transfer, a Pass-Through Transfer or a Whole Loan Transfer may be referred to as "Reconstituted Mortgage Loans",

                  The Servicer shall cooperate fully with the Owner in connection with any Reconstitution contemplated by the Owner pursuant to this
Section 7.01, including without limitation providing requested information and reports to, and otherwise cooperating with, rating agencies, trustees, securities administrators, guarantors, Fannie Mae, Freddie Mac, third party purchasers or credit risk managers, as applicable. In that connection, the Servicer shall provide to Fannie Mae, Freddie Mac, the trustee, master servicer or a third party purchaser, as the case may be, and/or the Owner: (i) any and all information and appropriate verification of information which may be reasonably available to the Servicer, including the Servicer's foreclosure and delinquency experience, whether through letters of its auditors and counsel or otherwise, as the Owner shall request; and (ii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Servicer as are reasonably believed necessary by any Reconstitution Party, rating agency or the Owner, as the case may be, in connection with such Reconstitution transactions. In addition, the Servicer shall indemnify the Owner and any Reconstitution Party for any material misstatements contained in the information provided pursuant to the preceding sentence that the Owner may disclose in any securitization offering materials.

                  The Owner or the Master Servicer shall provide the Servicer with notice with respect to any such Reconstitution in the form of Exhibit F hereto (each, a "Transfer Notice"), including a schedule of Mortgage Loans which have been transferred and the effective date of the Reconstitution (the "Effective Date"), the Cut-Off Date, the Master Servicer, the new Owner, and whether or not the Mortgage Loans are owned by a REMIC. Upon receipt of a Transfer Notice, the Servicer shall promptly countersign and return the Transfer Notice to the Master Servicer. Upon the Effective Date of such a transfer, (A) the Servicer and Owner agree that the provisions of this Agreement shall remain in effect, and (B) the Servicer agrees to recognize Fannie Mae, Freddie Mac, the trustee, trust or third party purchaser of the transferred Mortgage Loans in such Reconstitution as the "Owner" of such Mortgage Loans, having the same rights under this Agreement as the initial Owner with respect to such transferred Mortgage Loans.

                  In connection with any Reconstitution and at the request of the Owner or the Master Servicer, on not less than five (5) days notice, the Servicer shall execute and deliver a certificate, in form and substance acceptable to the Owner, acknowledging and certifying to the Owner and the Master Servicer that: (i) the Servicer has received the Transfer Notice, and attaching the related schedule of Mortgage Loans included in such Reconstitution (which schedule shall include such Mortgage Loan data as may reasonably be requested by the Owner or the Master Servicer), (ii) this Agreement is in full force and effect in accordance with its terms, (iii) no Event of Default has occurred under this Agreement, nor does there exist any state of facts that, with the giving of notice or passage of time, or both, would constitute an Event of Default under this Agreement, (iv) each of the representations and warranties of the Servicer contained in Section 3.01 are true and correct as of the related Effective Date as if made on such date and (v) the Servicer agrees to recognize Fannie Mae, Freddie Mace, the trustee, trust or third party purchaser of the transferred Mortgage Loans in such Agency Transfer, Whole Loan Transfer or Pass-Through Transfer as the "Owner" of the related Mortgage Loans, having the same rights under this Agreement as the initial Owner with respect to such Mortgage Loans.

                  With respect to each MERS Mortgage Loan, the Servicer shall take such actions as are necessary to cause Fannie Mae, Freddie Mac, the trustee or such third party, as the case may be, to be clearly identified as the owner of each MERS Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

                  Section 7.02 Master Servicer; Servicer's Guide.

                  (a) The Owner has appointed Aurora Loan Services Inc., or such other master servicer as may be identified in a Transfer Notice, to act as master servicer of the Mortgage Loans. The Servicer shall correspond, communicate and report solely to the Master Servicer, as if the Master Servicer were the "Owner" hereunder. All amounts due to the Owner under this Agreement shall be remitted to the Master Servicer in accordance with the Master Servicer's instructions. Furthermore, the Master Servicer shall have all rights as designee of the Owner to enforce the representations and warranties, and all other covenants and conditions set forth in this Agreement, and the Servicer shall follow and shall be entitled to rely on the instructions of the Master Servicer under this Agreement as if such instructions were the instructions of the Owner. The Master Servicer shall have the right to give any waivers or consents required or allowed under this Agreement on behalf of the Owner, and the Servicer shall have the right to rely on all such waivers and consents. The

Master Servicer shall be empowered to enter into and execute and deliver any amendments or modifications to this Agreement as the Owner's designee hereunder, and such amendments or modifications shall be binding upon the Owner as if the Owner had executed and delivered the same. The Master Servicer may, at any time, without the Servicer's consent, direct in writing that all or part of the functions of the Master Servicer be performed by another entity designated by the Master Servicer for such functions and time periods as the Master Servicer deems appropriate. The Owner may, at any time (but subject to any agreements between the Owner and the Master Servicer), without the Servicer's consent, appoint a successor master servicer to act as master servicer with respect to some or all of the Mortgage Loans serviced by the Servicer hereunder. In such case, any successor Master Servicer has the right to assume the Master Servicer's rights and obligations and to enforce Servicer's obligations hereunder.

                  (b) Upon thirty (30) days' prior written notice to the Servicer, the Master Servicer may publish a Servicer's Guide (as the same may be modified or amended from time to time, the "Servicer's Guide"), which shall set forth various terms, provisions and procedures governing the administration and servicing of the Mortgage Loans; provided, that the Servicer's Guide shall not materially and adversely increase the obligations of the Servicer arising under this Agreement. If the Servicer does not notify the Master Servicer in writing within such thirty (30) day period that the Servicer objects to the Servicer's Guide or any provisions thereof, the Servicer shall be deemed to have agreed to be bound and abide by the procedures, terms and conditions set forth in the Servicer's Guide. Thereafter, the Master Servicer may amend the Servicer's Guide from time to time to: (i) correct ambiguous or erroneous provisions; (ii) make changes necessary or helpful to maintain compliance with Acceptable Servicing Practices; or (iii) make such other modifications that the Master Servicer deems advisable that do not materially and adversely increase the obligations of, or decrease the benefits to, the Servicer. Each such amendment will be made by means of a written notice to the Servicer. The written notice will specify the terms of the amendment and the effective date. If the Servicer does not notify the Master Servicer in writing that the Servicer objects to such amendment prior to the proposed effective date specified in the Notice, the Servicer shall be deemed to have agreed to the amendment, and such amendment shall automatically become effective without any further notice or action on the part of the Master Servicer or the Servicer. Amendments to the Servicer's Guide shall be made with the consent of the Owner of the Mortgage Loans, which consent shall not unreasonably be withheld or delayed; provided, that the failure of the Master Servicer to obtain the consent of the Owner to any amendment shall not impair the enforceability of any such amendment against the Servicer. To the extent of any conflict between the express provisions of this Agreement and the provisions of the Servicer's Guide, the express provisions of this Agreement shall control. The failure by the Servicer to perform obligations under the Servicer's Guide shall constitute an Event of Default under this Agreement.

                                  ARTICLE VIII

                              SERVICER TO COOPERATE

                  Section 8.01 Provision of Information.

                  During the term of this Agreement, the Servicer shall furnish to the Owner such periodic, special, or other reports or information and copies or originals of any documents contained in the Servicing File for each Mortgage Loan, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Owner, any regulatory requirement pertaining to the Owner or the purposes of this Agreement. All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Owner may give.

                  The Servicer shall execute and deliver all such instruments and take all such action as the Owner may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

                  Section 8.02 Financial Statements; Servicing Facility.

                  In connection with marketing the Mortgage Loans, the Owner may make available to a prospective Owner a Consolidated Statement of Operations of the Servicer for the most recently completed three fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Servicer also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Servicer (and are available upon request to members or stockholders of the Servicer or to the public at large). If it has not already done so, the Servicer shall furnish promptly to the Owner copies of the statement specified above.

                  The Servicer also shall make available to the Owner or prospective Owner a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Servicer or the financial statements of the Servicer, and to permit any prospective Owner to inspect the Servicer's servicing facilities for the purpose of satisfying such prospective Owner that the Servicer have the ability to service the Mortgage Loans as provided in this Agreement.

                                   ARTICLE IX

                                  THE SERVICER

                  Section 9.01 Indemnification; Third Party Claims.

                  The Servicer shall indemnify the Owner, the Master Servicer and each Reconstitution Party, and hold each of them harmless against any and all claims, losses, damages, penalties, fines, and forfeitures, including, but not limited to reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that either of them may sustain in any way related to
(i) the failure of the Servicer to perform its duties and service the Mortgage Loans in material compliance with the terms of this Agreement or (ii) the failure of the Servicer to cause any event to occur which would have occurred if the Servicer were applying Accepted Servicing Practices under this Agreement. The Servicer immediately shall notify the Owner and the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Master Servicer) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Owner, the Master Servicer or any Reconstitution Party in respect of such claim. The Servicer shall follow any written instructions received from the Owner or the Master Servicer in connection with such claim.

                  Section 9.02 Merger or Consolidation of the Servicer.

                  The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

                  Any person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $15,000,000 and (ii) which is a Fannie Mae and Freddie Mac-approved servicer in good standing.

                  Section 9.03 Limitation on Liability of Servicer and Others.

                  Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Servicer or any such person against any Breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may, with the consent of the Owner, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the Owner the reasonable legal expenses and costs of such action.

                  Section 9.04 Limitation on Resignation and Assignment by
                               Servicer.

                  The Owner has entered into this Agreement with the Servicer and subsequent Owners will purchase the Mortgage Loans in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Servicer shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Owner, which consent shall be granted or withheld in the sole discretion of the Owner. For purposes hereof, a merger, consolidation or sale of a majority of the equity interests or voting power of the Servicer shall be deemed an assignment of this Agreement.

                  The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner which Opinion of Counsel shall be in form and substance acceptable to the Owner. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in
Section 12.01.

                  Without in any way limiting the generality of this Section 9.04, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Owner, then the Owner shall have the right to terminate this Agreement upon notice given as set forth in Section 10.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

                  Section 9.05 Indemnification with Respect to Certain Taxes and
                               Loss of REMIC Status.

                  In the event that any REMIC under which any of the Mortgage Loans are held from time to time fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein, the Servicer shall indemnify the Reconstitution Parties against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the Reconstitution Parties, nor for any such Losses resulting from misinformation provided by the Reconstitution Parties on which the Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Reconstitution Parties now or hereafter existing at law or in equity or otherwise. Notwithstanding the foregoing, however, in no event shall the Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages.


                                    ARTICLE X

                                     DEFAULT

                  Section 10.01 Events of Default.

                  Each of the following shall constitute an Event of Default on the part of the Servicer:

                           (i) any failure by the Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period of two days after the date when such payment is due hereunder; or

                           (ii) failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of 20 days (or (x) 5 days, in the case of a failure to provide any monthly reports required pursuant to this Agreement and (y)10 days, in the case of a failure to maintain any insurance policy required to be maintained pursuant to this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer, the Owner or by the Custodian; or

                           (iii) failure by the Servicer to maintain its license to do business in any jurisdiction where the Mortgage Property is located; or

                           (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                           (v) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

                           (vi) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three (3) Business Days; or

                           (vii) the Servicer ceases to meet the qualifications of a Fannie Mae or Freddie Mac approved servicer; or

                           (viii) the Servicer fails to maintain a minimum net worth, determined in accordance with United States Generally Accepted Accounting Principles, of $15,000,000 as of any date; or

                           (ix) the Servicer, if it is an Insured Depository Institution, shall become the subject of a cease and desist order of the Appropriate Federal Banking Agency or enter into a memorandum of understanding, consent agreement or any similar agreement with the Appropriate Federal Banking Agency, any of which, would have or is purportedly the result of, any condition which would have a material adverse effect on the Mortgage Loans, the Servicer, or the Servicer's ability to service the Mortgage Loans as provided hereunder; or

                           (x) the Servicer, if it is an Insured Depository Institution, shall fail to maintain its status as Well Capitalized; or

                           (xi) the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in violation of Section 9.04; or

                           (xii) an Event of Default arising under Section 5.04 hereof.

                  In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatsoever rights the Owner or the Master Servicer may have at law or equity to damages, including injunctive relief and specific performance, the Owner or the Master Servicer, by notice in writing to the Servicer, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

                  Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01. Upon written request from any Owner or the Master Servicer, the Servicer shall prepare, execute and deliver to the successor entity designated by the Owner or the Master Servicer any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer's sole expense. The Servicer shall cooperate with the Owner, the Master Servicer and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

                  Section 10.02 Waiver of Defaults.

                  By a written notice, the Owner may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                  Section 10.03. Survival of Obligations and Liabilities of the
                                 Servicer.

                  The representations, warranties, covenants, indemnities and agreements of the parties provided in this Agreement and the parties' obligations hereunder shall survive the execution and delivery and the termination or expiration of this Agreement. Notwithstanding any termination of the rights and obligations of the Servicer pursuant to this Article 10, the Servicer shall remain liable for any actions of the Servicer taken prior to the effective time of such termination. Any cause of action against the Servicer relating to or arising out of the breach of its obligations under this Agreement shall accrue upon (i) discovery of such Breach by the Servicer or notice thereof by the Owner to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Owner for compliance with this Agreement.


                                    ARTICLE XI

                                   TERMINATION

                  Section 11.01 Termination.

                  This Agreement shall terminate upon either: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder; (ii) mutual consent of the Servicer and the Owner in writing; or (iii) termination with or without cause under the terms of this Agreement.

                  Section 11.02 Termination Without Cause.

                  The Initial Owner may terminate, at its sole option, any rights the Servicer may have hereunder, without cause, as provided in this
Section 11.02. Any such notice of termination shall be in writing and delivered to the Servicer by mail as provided in Section 12.05. The Owner and the Servicer shall comply with the termination procedures set forth in Section 12.01 hereof, provided that, in the event that the Initial Owner terminates this Agreement without cause in accordance with this Section, the Initial Owner shall pay to the Servicer a termination fee equal to two percent (2.0%) of the aggregate unpaid principal balance of the Mortgage Loans as of the termination date. Notwithstanding and in addition to the foregoing, in the event that (i) a Mortgage Loan becomes delinquent for a period of 120 days or more (a "Delinquent Mortgage Loan"), (ii) a Mortgage Loan becomes an REO Property or (iii) at any time after the second anniversary of the date hereof there are fewer than [20] Mortgage Loans that are not Reconstituted Mortgage Loans serviced hereunder, the Owner may at its election terminate this Agreement with respect to such Delinquent Mortgage Loan or REO Property or, in the case of (iii) above, all of the remaining Mortgage Loans that are not Reconstituted Mortgage Loans, without payment of a termination fee therefor, upon 15 days' written notice to the Servicer.


                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

                  Section 12.01 Successor to Servicer.

                  Prior to termination of the Servicer's responsibilities and duties under this Agreement pursuant to Sections 9.04, 10.01, 11.01(ii) or 11.02, the Master Servicer shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement or (ii) appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 9.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Master Servicer may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections
3.01 and the remedies available to the Owner under Section 3.02, it being understood and agreed that the provisions of such Sections 3.01 and 3.02 shall be applicable to the Servicer notwithstanding any such sale, assignment, resignation or termination of the Servicer, or the termination of this Agreement.

                  Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Owner and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                  Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Owner an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.01, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Section 9.04, 10.01, 11.01 or 11.02 shall not affect any claims that any Owner or the Master Servicer may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

                  The Servicer shall deliver promptly (but in all events within ten (10) Business Days) to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

                  Upon a successor's acceptance of appointment as such, the Servicer shall notify the Owner and Master Servicer of such appointment in accordance with the procedures set forth in Section 12.05.

                  Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing as a consequence of termination or removal of the Servicer pursuant to Section 10.01, including, without limitation, the costs and expenses of the Owner or Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

                  Section 12.02 Amendment.

                  This Agreement may be amended from time to time by the Servicer, the Master Servicer and the Owner by written agreement signed by the Servicer, the Master Servicer and the Owner.

                  Section 12.03 Governing Law.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 12.04 Duration of Agreement.

                  This Agreement shall continue in existence and effect until terminated as herein provided. This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Owner.

                  Section 12.05 Notices.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

                     (i) if to the Servicer, to the Servicer's address set forth on the signature page hereto, or such other address as may hereafter be furnished to the Owner in writing by the Servicer;

                     (ii) if to the Owner:

                           Lehman Brothers Bank, FSB
                           2530 South Parker Road, Suite 600
                           Aurora, Colorado 80014
                           Attention: Kevin Yamane, Correspondent Division

                     (iii) if to the Master Servicer:

                           Aurora Loan Services Inc.
                           2530 South Parker Road, Suite 600
                           Aurora, Colorado 80014
                           Attention: E. Todd Whittemore, Master Servicing
                                      Division

                  Section 12.06 Severability of Provisions.

                  Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

                  Section 12.07 Relationship of Parties.

                  Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Owner.

                  Section 12.08 Execution; Successors and Assigns.

                  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 9.04, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Owner and their respective successors and assigns.

                  Section 12.09 Recordation of Assignments of Mortgage.

                  To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Owner's expense in the event recordation is either necessary under applicable law or requested by the Owner at its sole option.

                  Section 12.10 Assignment by Owner.

                  The Owner shall have the right, without the consent of the Servicer but subject to Section 7.01 hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder. Upon such assignment of rights and assumption of obligations, the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to such Mortgage Loans and the Owner as assignor shall be released from all obligations hereunder with respect to such Mortgage Loans from and after the date of such assignment and assumption. All references to the Owner in this Agreement shall be deemed to include its assignee or designee.

                  Section 12.11 No Personal Solicitation.

                  From and after the related Commencement Date, the Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors or independent mortgage brokerage companies on the Servicer's behalf, to personally, by telephone, by e-mail or mail, solicit the Mortgagor under any Mortgage Loan for the purpose of refinancing such Mortgage Loan. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Servicer or any affiliate of the Servicer which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section.

                  Section 12.12 Protection of Confidential Information.

                  The Servicer shall keep confidential and shall not divulge to any party, without the Owner's prior written consent, any information pertaining to the Mortgage Loans or any borrower thereunder, except to the extent that it is appropriate for the Servicer to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies.

                  Section 12.13 Further Agreements.

                  The Owner and the Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

                  Section 12.14 Counterparts.

                  This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

                  Section 12.15 Exhibits.

                  The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

                  Section 12.16 General Interpretive Principles.

                  For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                  (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                  (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

                  (d) a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                  (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

                  (f) the term "include" or "including" shall mean by reason of enumeration.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the Servicer, the Master Servicer and the Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                      LEHMAN BROTHERS BANK, FSB,
                                      as Owner


                                      By: ___________________________________
                                      Name: _________________________________
                                      Title: ________________________________


                                      AURORA LOAN SERVICES INC.,
                                      as Master Servicer


                                      By: ___________________________________
                                      Name: _________________________________
                                      Title: ________________________________

                                       COLONIAL SAVINGS, F.A.,
                                          as Servicer

                                      By: ___________________________________
                                      Name: _________________________________
                                      Title: ________________________________


                                      Servicer Notice Address:

                                      2626 West Freeway

                                      Fort Worth, TX 76102

                                      Attn: Alan Maulsby

                                   EXHIBIT A-1

                         CUSTODIAL ACCOUNT CERTIFICATION

                                                     _____________________, 200_

                  COLONIAL SAVINGS, F.A. (the "Servicer") hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 4.04 of the Correspondent Servicing Agreement, dated as of [Date] by and between the Servicer, the Master Servicer and the Owner specified therein.

Title of Account:   ["COLONIAL SAVINGS, F.A. in trust for the benefit of Aurora
                    Loan Services Inc., as Master Servicer and the Owner of
                    Residential Mortgage Loans"]

                    [or]

                    ["COLONIAL SAVINGS, F.A. in trust for the benefit of Aurora Loan Services Inc., as Master Servicer and the various Owners of Residential Mortgage Loans."](1)

Account Number:__________________

Address of office or branch
of the Servicer at
which Account is maintained:    _____________________________________________

                                _____________________________________________

                                _____________________________________________

                                _____________________________________________


                                COLONIAL SAVINGS, F.A.

                                Servicer


                                By: _________________________________________

                                Name: _______________________________________

                                Title: ______________________________________

--------
(1) See Section 4.04 for appropriate designation for account.

                                     -A1-1-

                                   EXHIBIT A-2

                       CUSTODIAL ACCOUNT LETTER AGREEMENT

                                                         _________________, 200_


To:  ______________________________

     ______________________________

     ______________________________
     (the "Depository")

                  As the Servicer under the Correspondent Servicing Agreement, dated as of [Date], (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.04 of the Agreement, to be designated as ["COLONIAL SAVINGS, F.A. in trust for the benefit of Aurora Loan Services Inc., as Master Servicer and the Owner of Residential Mortgage Loans"] [or] ["COLONIAL SAVINGS, F.A. in trust for the benefit of Aurora Loan Services Inc., as Master Servicer and the various Owners of Residential Mortgage Loans."](2) All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                             COLONIAL SAVINGS, F.A.
                                                 Servicer


                                             By: ______________________________

                                             Name: ____________________________

                                             Title: ___________________________

                                             Date:_____________________________


--------
(2) See Section 4.04 for appropriate designation for account.

                                     -A2-1-

                  The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").



                                    _______________________________________
                                    Depository


                                    By: ___________________________________

                                    Name: _________________________________

                                    Title: ________________________________

                                    Date:__________________________________


                                     -A2-2-

                                   EXHIBIT B-1

                          ESCROW ACCOUNT CERTIFICATION

                                                        __________________, 200_

                  COLONIAL SAVINGS, F.A. hereby certifies that it has established the account described below as an Escrow Account pursuant to Section
4.06 of the Correspondent Servicing Agreement, dated as of [Date], by and between the Servicer, the Master Servicer and the Owner specified therein.

Title of Account:   ["COLONIAL SAVINGS, F.A. in trust for the benefit of Aurora
                    Loan Services Inc., as Master Servicer and the Owner of
                    Residential Mortgage Loans and various Mortgagors"]

                    [or]

                    ["COLONIAL SAVINGS, F.A. in trust for the benefit of Aurora Loan Services Inc., as Master Servicer and the various Owners of Residential Mortgage Loans and various Mortgagors."](3)

Account Number:__________________

Address of office or branch
of the Servicer at
which Account is maintained:     _____________________________________________

                                 _____________________________________________

                                 _____________________________________________

                                 _____________________________________________


                                 COLONIAL SAVINGS, F.A.

                                 Servicer


                                 By: _________________________________________

                                 Name: _______________________________________

                                 Title: ______________________________________



--------
(3) See Section 4.06 for appropriate designation for account.


                                     -B1-1-

                                   EXHIBIT B-2

                         ESCROW ACCOUNT LETTER AGREEMENT

                                                       ___________________, 200_


To:   ____________________________

      ____________________________

      ____________________________
     (the "Depository")

                  As Servicer under the Correspondent Servicing Agreement, dated as of [Date] ____ (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 4.07 of the Agreement, to be designated as ["COLONIAL SAVINGS, F.A. in trust for the benefit of Aurora Loan Services Inc., as Master Servicer and the Owner of Residential Mortgage Loans and various Mortgagors"] [or] ["COLONIAL SAVINGS, F.A. in trust for the benefit of Aurora Loan Services Inc., as Master Servicer and the various Owners of Residential Mortgage Loans and various Mortgagors."](4) All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                       COLONIAL SAVINGS, F.A.
                                           Servicer


                                       By: _________________________________

                                       Name: _______________________________

                                       Title: ______________________________

                                       Date:________________________________


--------
(4) See Section 4.06 for appropriate designation for account.

                                     -B2-1-

                  The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").



                                  _____________________________________
                                  Depository


                                  By: _________________________________

                                  Name: _______________________________

                                  Title: ______________________________

                                  Date:________________________________


                                     -B2-2-

                                   EXHIBIT C-1

                            MONTHLY REMITTANCE ADVICE





                             [INTENTIONALLY OMITTED]



                                     -C1-1-

                                 STANDARD LAYOUT

FIELD NAME              DESCRIPTION                                                      FORMAT
----------              -----------                                                      ------
INVNUM                  INVESTOR LOAN NUMBER                                             Number no decimals
SERVNUM                 SERVICER LOAN NUMBER, REQUIRED                                   Number no decimals
BEGSCHEDBAL             BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                      Number two decimals
                        BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
                        REQUIRED
SCHEDPRIN               SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED               Number two decimals
                        ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                        REQUIRED, .00 IF NO COLLECTIONS
CURT1                   CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                      Number two decimals
CURT1DATE               CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                      DD-MMM-YY
CURT1ADJ                CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                  Number two decimals
CURT2                   CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                      Number two decimals
CURT2DATE               CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                      DD-MMM-YY
CURT2ADJ                CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                  Number two decimals
LIQPRIN                 PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE             Number two decimals
OTHPRIN                 OTHER PRINCIPAL, .00 IF NOT APPLICABLE                           Number two decimals
PRINREMIT               TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE         Number two decimals
INTREMIT                NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                     Number two decimals
                        .00 IF NOT APPLICABLE
TOTREMIT                TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                   Number two decimals
ENDSCHEDBAL             ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                 Number two decimals
                        ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                        .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL               ENDING TRIAL BALANCE                                             Number two decimals
                        .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE              ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                DD-MMM-YY
ACTCODE                 60 IF PAIDOFF, BLANK IF NOT APPLICABLE                           Number no decimals
ACTDATE                 ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                      DD-MMM-YY
INTRATE                 INTEREST RATE, REQUIRED                                          Number seven decimals
                                                                                         Example .0700000 for 7.00%
SFRATE                  SERVICE FEE RATE, REQUIRED                                       Number seven decimals
                                                                                         Example .0025000 for .25%
PTRATE                  PASS THRU RATE, REQUIRED                                         Number seven decimals
                                                                                         Example .0675000 for 6.75%
PIPMT                   P&I CONSTANT, REQUIRED                                           Number two decimals
                        .00 IF PAIDOFF

                                     -C1-1-

                                   EXHIBIT C-2

                         MONTHLY DELINQUENT LOAN ADVICE



1.       Deal Identifier by Loan
2.       SBO Loan Number
3.       Loan Number
4.       Investor Loan Number
5.       Street Address
6.       City
7.       State
8.       Zip Code
9.       Original Loan Amount
10.      Origination Date
11.      First Payment Date
12.      Current Loan Amount
13.      Current Interest Rate
14.      Current P&I Payment Amount
15.      Scheduled Balance
16.      Scheduled Due Date
17.      Next Rate Adjustment Date
18.      Next Payment Adjustment Date
19.      Loan Term
20.      Loan Type
21.      Servicing Fee
22.      Product Type
23.      Property Type
24.      Ownership Code
25.      Actual Due Date
26.      Delinquency Status
27.      Reason for Default
28.      FC Flag
29.      Date Loan Reinstated
30.      FC Suspended Date
31.      Reason Suspended
32.      FC Start Date (referral date)
33.      Actual Notice of Intent Date
34.      Actual First Legal Date
35.      Date Bid Instructions Sent
36.      Date F/C Sale Scheduled
37.      Foreclosure Actual Sale Date
38.      Actual Redemption End Date
39.      Occupancy Status

                                     -C2-1-

40.      Occupancy Status Date
41.      Actual Eviction Start Date
42.      Actual Eviction Complete Date
43.      Loss Mit Workstation Status
44.      Loss Mit Flag
45.      Loss Mit Type
46.      Loss Mit Start Date
47.      Loss Mit Approval Date
48.      Loss Mit Removal Date
49.      REO Flag
50.      Actual REO Start Date
51.      REO List Date
52.      REO List Price
53.      Date REO Offer Received
54.      Date REO Offer Accepted
55.      REO Scheduled Close Date
56.      REO Actual Closing Date
57.      REO Net Sales proceeds
58.      REO Sales Price
59.      Paid Off Code
60.      Paid in Full Date
61.      MI Certificate Number
62.      MI Cost
63.      Other Advance Expenses
64.      T&I Advances
65.      Interest Advances
66.      Liquidation Status
67.      BK Atty Fees & Costs
68.      FC Atty Fees & Costs
69.      Eviction Atty Fees & Costs
70.      Appraisal, BPO Costs
71.      Property Preservation Fees
72.      Actual  Claim Filed Date
73.      Actual Claim Amount Filed
74.      Claim Amount Paid
75.      Claim Funds Received Date
76.      Realized Gain or Loss
77.      BK Flag
78.      Bankruptcy Chapter
79.      Actual Bankruptcy Start Date
80.      Actual Payment Plan Start Date
81.      Actual Payment Plan End Date
82.      Date POC Filed
83.      Date Filed Relief/Dismissal
84.      Relief/Dismissal Hearing Date
85.      Date Relief/Dismissal Granted

                                     -C2-2-

 86.     Post Petition Due Date
 87.     Prepayment Flag
 88.     Prepayment Waived
 89.     Prepayment Premium Collected
 90.     Partial Prepayment Amount Collected
 91.     Prepayment Expiration Date
 92.     Origination Value Date
 93.     Origination Value Source
 94.     Original Value Amount
 95.     FC Valuation Amount
 96.     FC Valuation Source
 97.     FC Valuation Date
 98.     REO Value Source
 99.     REO Value(As-is)
100.     REO Repaired Value
101.     REO Value Date
102.     Investor/Security Billing Date Sent

                                     -C2-3-

                                    EXHIBIT D

                                     FORM OF
                              OFFICER'S CERTIFICATE

I, ____________________, hereby certify that I am the duly elected [Vice] President of [_______________], a corporation organized under the laws of the State of [_________], (the "Servicer") and further as follows:

                  1. Attached hereto as Attachment 1 is a true, correct and complete copy of the Articles of Incorporation of the Servicer which is in full force and effect on the date hereof and which has been in effect without amendment, waiver, rescission or modification since
         ____________.

                  2. Attached hereto as Attachment 2 is a true, correct and complete copy of the bylaws of the Servicer which are in effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification.

                  3. Attached hereto as Attachment 3 is an original certificate of good standing of the Servicer, issued within ____ days of the date hereof by the secretary of State of the state of ________________, and no event has occurred since the date thereof which would impair such standing.

                  4. Each person who, as an officer or representative of the Servicer, signed the Correspondent Servicing Agreement, dated as of [DATE] (the "Servicing Agreement"), by and between the Servicer, Lehman Brothers Bank, FSB (the "Owner") and Aurora Loan Services Inc. (the "Master Servicer"), and any other document delivered prior hereto or on the date hereof in connection with the Agreement, was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Servicer, and the signatures of such persons appearing on such documents are their genuine signatures.

                  5. To the best of my knowledge, either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with the Agreement or the consummation of the transactions contemplated by the Agreement; or (ii) any required consent, approval, authorization or order has been obtained by the Servicer.

                  6. To the best of my knowledge, neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Servicing Agreement, conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Servicer, the terms of any indenture or other agreement or instrument to which the Servicer is a party or by which it is bound or to which it is subject, or any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Servicer is subject or by which it is bound.

                                     -D-1-

                  7. To the best of my knowledge, there is no action, suit, proceeding or investigation pending or threatened against the Servicer which, in my judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or in any material liability on the part of the Servicer or which would draw into question the validity of the Agreement or of any action taken or to be taken in connection with the transactions contemplated hereby, or which would be likely to impair materially the ability of the Servicer to perform under the terms of the Agreement.

                  9. The Servicer is duly authorized to engage in the transactions described and contemplated in the Servicing Agreement.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Servicer.

Dated:___________________________  By:__________________________________
                                   Name:________________________________
[Seal]                             Title: [Vice] President





I, ________________________, an [Assistant] Secretary of [_______________],
hereby certify that ____________ is the duly elected, qualified and acting [Vice] President of the Servicer and that the signature appearing above is [her] [his] genuine signature.

IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:___________________________  By:__________________________________
                                   Name:________________________________
[Seal]                             Title: [Vice] President



                                     -D-2-

                                    EXHIBIT E

                                     FORM OF
                               OPINION OF COUNSEL


[DATE]



Lehman Brothers Bank, FSB
Three World Financial Center
New York, New York 10285

Aurora Loan Services Inc.
2530 South Parker Road
Suite 600
Aurora, Colorado 80014

Ladies and Gentlemen:

You have requested my opinion, as legal counsel to COLONIAL SAVINGS, F.A. (the "Servicer"), with respect to certain matters in connection with the servicing by the Servicer of the Mortgage Loans pursuant to that certain Correspondent Servicing Agreement, dated as of [DATE] (the "Servicing Agreement"), by and between the Servicer, Lehman Brothers Bank, FSB (the "Owner") and Aurora Loan Services Inc. (the "Master Servicer"). Capitalized terms not otherwise defined herein have the meanings set forth in the Agreement.

I have examined the Servicing Agreement and such other documents, records and papers as I have deemed necessary and relevant as a basis for this opinion.

To the extent I have deemed necessary and proper, I have relied upon the representations and warranties of the Servicer contained in the Servicing Agreement. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

Subject to the foregoing, it is my opinion that:

1. The Servicer is a duly organized, validly existing corporation in good standing under the laws of the State of [____________] and is authorized to service and administer the Mortgage Loans in the states where the Mortgaged Properties are located.

2. The Servicer has the power to engage in the transactions contemplated by the Servicing Agreement and all requisite power, authority and legal right to execute and deliver the Servicing Agreement, and to perform and observe the terms and conditions of such instrument.

                                     -E-1-

3. The Servicing Agreement has been duly authorized, executed and delivered by the Servicer and is a legal, valid and binding agreement enforceable in accordance with its respective terms against the Servicer, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance.

4. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with the Servicing Agreement, or the servicing of the Mortgage Loans or the consummation of the transactions contemplated by the Servicing Agreement; or (ii) any required consent, approval, authorization or order has been obtained by the Servicer.

5. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of, the Servicing Agreement conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default under, the organization documents of the Servicer, the terms of any material indenture or other agreement or instrument to which the Servicer is a party or by which it is bound or to which it is subject, or violates any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Servicer is subject or by which it is bound.

6. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Servicer which, in my judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or in any material liability on the part of the Servicer or which would draw into question the validity of the Servicing Agreement or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Servicer to perform under the terms of the Servicing Agreement.

                                                    Very truly yours,



                                     -E-2-

                                    EXHIBIT F

                                     FORM OF
                                 TRANSFER NOTICE

[DATE]

COLONIAL SAVINGS, F.A.
____________________________
____________________________
____________________________


         We refer to that certain Correspondent Servicing Agreement, dated as of [DATE] (the "Servicing Agreement"), by and between the [[NAME OF CORRESPONDENT]] (the "Servicer"), Lehman Brothers Bank, FSB (the "Owner") and Aurora Loan Services Inc. (the "Master Servicer"). This notice constitutes a "Transfer Notice" as contemplated by Section 7.01 of the Servicing Agreement. Capitalized terms used herein without definition and defined in the Servicing Agreement are used herein as defined therein.

         You are hereby notified that the Owner has effected a Reconstitution with respect to the mortgage loans listed on the attached schedule (the "Mortgage Loans"). You are hereby advised of the following with respect to such Reconstitution and the related Mortgage Loans:

         EFFECTIVE DATE OF RECONSTITUTION: ___________ __, 200_

         CUT-OFF DATE: ___________ __, 200_

         NEW OWNER:  [_______________________]

         MASTER SERVICER:  Aurora Loan Services Inc.

         [You are also hereby advised that a REMIC election has been made with respect to the Mortgage Loans subject to the Reconstitution.]

         By countersigning this notice and returning it to the Master Servicer named above, you hereby acknowledge and agree that, from and after the Effective Date, you shall service the Mortgage Loans in accordance with the terms of the Servicing Agreement for the benefit of the New Owner named above, as the Owner of the Mortgage Loans. From and after the Effective Date, the New Owner named above shall have the same rights under the Servicing Agreement as the Initial Owner named therein with respect to the Mortgage Loans.

                                        LEHMAN BROTHERS BANK, FSB, as Owner


                                        By:___________________________________

Acknowledged by:

COLONIAL SAVINGS, F.A.,
 as Servicer


By:_______________________________
Name:
Title:

                                     -F-1-

                                    EXHIBIT G

                  REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT


                                 _______________
                                     [Date]


LaSalle Bank, N.A.
25 NW Point Boulevard Suite 800
Elk Grove Village, Illinois 60007
Attention:  Collateral Services Manager

In connection with the administration of the mortgages held by you as Custodian under a certain Custodial Agreement, between Lehman Brothers Bank, FSB, as Owner, Aurora Loan Services Inc., as Master Servicer and you, as Custodian (the "Custodial Agreement"), the undersigned Servicer hereby requests a release of the Mortgage File held by you as Custodian with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor's Name:

Address:

Loan No.:

Reason for requesting file:

_____ Mortgage Loan paid in full. (The Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Custodial Account pursuant to the Servicing Agreement.)

_____    The Mortgage Loan is being foreclosed.

_____    Mortgage Loan substituted. (NOT APPLICABLE)

_____ Mortgage Loan repurchased. (The Servicer hereby certifies that the Repurchase Price has been credited to the Custodial Account pursuant to the Servicing Agreement.)

_____    Other. (Describe)

_____    California Mortgage Loan expected to be paid in full.

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Servicing Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased (in which case the Mortgage File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed or is a California Mortgage Loan specified above (in which case the Mortgage File will be returned when no longer required by us for such purpose).

                                     -G-1-

Capitalized terms used herein shall have the meanings ascribed to them in the Custodial Agreement.

                                        ____________________________________
                                        [Name of Servicer]

                                        By:________________________________
                                           Name:
                                           Title: Servicing Officer

                                     -G-2-

                                    EXHIBIT H

                   AUTHORIZED REPRESENTATIVES OF THE SERVICER

                            (COLONIAL SAVINGS, F.A.)

           NAME                         TITLE                 SIGNATURE
           ----                         -----                 ---------

___________________________    ________________________  ______________________

___________________________    ________________________  ______________________

___________________________    ________________________  ______________________

___________________________    ________________________  ______________________





                            [Master Servicer's Copy]


                                     -H-1-

                   AUTHORIZED REPRESENTATIVES OF THE SERVICER

                            (COLONIAL SAVINGS, F.A.)

           NAME                         TITLE                 SIGNATURE
           ----                         -----                 ---------

___________________________    ________________________  ______________________

___________________________    ________________________  ______________________

___________________________    ________________________  ______________________

___________________________    ________________________  ______________________










                               [Custodian's Copy]




                                     -H-2-